UBS Index Trust—UBS S&P 500 Index Fund
Supplement to the Prospectus dated September 26, 2008 (the “Prospectus”)

August 3, 2009

Dear Investor,

The Board of Trustees has approved a Plan of Liquidation (the “Plan”) with respect to UBS S&P 500 Index Fund (the “Fund”). Accordingly, the Fund will be liquidated in accordance with the Plan on or about December 4, 2009 (the “Liquidation Date”).

Suspension of Sales. Shares of the Fund will no longer be available for purchase as of August 3, 2009, except for purchases by existing investors through systematic purchase plans, certain wrap programs and 529 programs, 401(k) plans and other retirement programs, each of which may continue to purchase shares until it is practicable for such contributions to be terminated.

Liquidation of Assets. On or before the Liquidation Date, all securities of the Fund will be converted to cash or cash equivalents. The Fund may depart from its stated investment objective and policies as it prepares to distribute its assets to shareholders.

As soon as possible after the Liquidation Date, the Trust will distribute pro rata to the Fund’s shareholders of record as of the close of business on the Liquidation Date all of the remaining assets of the Fund, after paying, or setting aside the amount to pay, any liabilities. Upon the transfer of the liquidating distribution, all outstanding shares of the Fund will be deemed cancelled. The Fund’s investment advisor, UBS Global Asset Management (Americas) Inc., and not the Fund, will bear expenses incurred in connection with the carrying-out of the Plan (however, expenses incurred by the Fund in the ordinary course during the liquidation, such as transaction costs, will be borne by the Fund).

Redemptions or Exchanges Prior to the Liquidation. At any time prior to the Liquidation Date, shareholders may redeem their shares of the Fund and receive the net asset value thereof, as provided in the Fund’s registration statement. Holders of certain classes of shares of the Fund may also exchange their shares for shares of the same class of another UBS Family Fund at net asset value without imposition of an initial sales charge, redemption fee or contingent deferred sales charge, as provided in the Fund’s prospectus. Shareholders should consult the prospectus of the UBS Family Fund that they wish to acquire in connection with such exchange.

Important Tax Information. Each shareholder of the Fund who receives a liquidating distribution will recognize gain (or loss) for federal income tax purposes equal to the amount by which the distribution exceeds (or is less than) the shareholder’s tax basis in his or her Fund shares. The tax consequences discussed herein may affect shareholders differently depending upon their particular tax situations unrelated to the liquidating distribution. Shareholders who invest in the Fund through retirement plans may not be subject to tax if the liquidation proceeds

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remain in the plans. Shareholders should consult their tax advisor for information about the tax effects of the liquidation, exchanges and redemptions.

Waiver of annual 12b-1 distribution fees and redemption fees and elimination of contingent deferred sales charges on redemptions. As of August 3, 2009, the Fund will cease the payment of the annual 12b-1 distribution fee that is charged to the shareholders of Class B, Class C and Class C-2 shares (0.40% of average net assets with respect to Class B and Class C-2 shares and 0.75% of average net assets with respect to Class C shares). Additionally, the redemption fee of 1.00% that is charged on sales or exchanges of any Class of shares of the Fund less than 90 days after purchase and the contingent deferred sales charge (“CDSC”) for Class A (on purchases above $1 million), Class B, Class C and Class C-2 shares will be waived. The annual 12b-1 service fee of 0.25% of average net assets that is charged to Class A, Class B, Class C and Class C-2 will continue. With respect to exchanges of shares of the Fund for shares of another UBS Family Fund, the length of time you held your shares of the Fund will still be considered when determining whether you must pay a CDSC when you sell the shares of the UBS Family Fund acquired in the exchange.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.